RELATED PARTY DISCLOSURE	12 Months Ended
Mar. 31, 2026
Related party [Abstract]
RELATED PARTY DISCLOSURE	RELATED PARTY DISCLOSURE
The Company had an agreement with a shareholder, Mason Capital Management, LLC ("Mason Capital"), pursuant to which Mason Capital provided ATS with ongoing strategic and capital markets advisory services for an annual fee of U.S. $500. As part of the agreement, Michael Martino, a member of the Company's board of directors (the "Board") who is associated with Mason Capital, had waived any fees to which he may otherwise have been entitled for serving as a member of the Board or as a member of any committee of the Board. As Mr. Martino was selected by the Board to serve as the Chair of the Board, Mason Capital and the Company collectively determined that it would be appropriate to terminate, and have terminated, this agreement effective March 31, 2026.

The compensation of the Board and key management personnel is determined by the Board on recommendation from the Human Resources Committee of the Board:

For the years ended	March 31 2026	March 31 2025
Short-term employee benefits	$5,012	$4,601
Fees	691	696
Stock-based compensation (i)	(522)	3,792
Post-employment benefits	64	64
Total remuneration	$5,245	$9,153

(i) Stock-based compensation includes approximately $1,457 (March 31, 2025 - approximately $(5,300)) related to changes in the fair value of cash-settled plans due to the decrease in the Company's share price during the year.

The amounts disclosed in the table are the amounts recognized as an expense during the reporting period related to key management personnel.